UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

Metaldyne Performance Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36774	47-1420222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Towne Square, Suite 550 Southfield, MI		48076
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 727-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 5, 2017, Metaldyne Performance Group Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of November 3, 2016, by and among the Company, American Axle & Manufacturing Holdings, Inc. (“AAM”), and Alpha SPV I, Inc. (“Merger Sub”), (such agreement, as it may be amended from time to time, the “Merger Agreement”), and to approve the transactions contemplated thereby, pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of AAM, (ii) a proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, and (iii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approve the transactions contemplated thereby.

The proposal to adopt the Merger Agreement and approve transactions contemplated thereby was approved by the Company’s stockholders. The final report of the votes for this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
62,970,266	20,434	219,269	0

The proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger was approved by the Company’s stockholders. The final report of the votes for this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
62,454,057	318,371	437,541	0

The proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approve the transactions contemplated thereby was approved by the Company’s stockholders. The final report of the votes for this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
62,232,743	744,154	233,072	0

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approve the transactions contemplated thereby.

Item  8.01. Other Events.

Subject to the satisfaction of the remaining conditions to the closing of the Merger in accordance with the terms of the Merger Agreement, the Company currently expects the Merger to close on or around April 6, 2017.

Cautionary Language Concerning Forward-Looking Statements

Certain information set forth in this communication, including statements as to the expected timing, completion and effects of the proposed Merger, constitute “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “targets,” “forecasts,” “will,” “would,” or similar expressions, and variations or negatives of these words, and often address, but are not limited to, statements regarding expected future business, prospects and financial performance and financial condition. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed Merger, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that are outside of the control of the Company and AAM. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements.

Among the risks and uncertainties that may cause actual results to differ from those described in the forward-looking statements are the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or otherwise affect the completion of the proposed Merger on the anticipated terms and timing, including the risk that any of the closing conditions to the proposed Merger may not be satisfied in a timely manner; (ii) the ability of the Company and AAM to integrate their businesses successfully and to realize the anticipated benefits of the proposed Merger; (iii) pending and potential litigation relating to the proposed Merger; and (iv) risks related to disruptions to ongoing business operations, including disruptions to management time, related to the proposed Merger. Discussions of additional risks and uncertainties are contained in the Company’s and AAM’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Persons reading this communication are cautioned against relying on any forward-looking statements, which speak only as of the date hereof and should be read in conjunction with the other cautionary statements that are included elsewhere herein and in the Company’s and AAM’s filings with the SEC, including those described under “Risk Factors” in their respective Annual Reports on Form 10-K. Neither the Company nor AAM assumes any obligation, and each expressly disclaims any obligation, to publicly provide revisions or updates to any forward-looking statements, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed Merger, AAM filed a registration statement on Form S-4 (File No. 333-215161) with the SEC (as amended, the “Registration Statement”), containing a prospectus of AAM and a joint proxy statement of the Company and AAM. The Registration Statement was declared effective by the SEC on March 6, 2017. On March 6, 2017, the Company also filed with the SEC the definitive joint proxy statement in connection with the proposed Merger, and the Company mailed the joint proxy statement/prospectus to its stockholders beginning on or around March 7, 2017. STOCKHOLDERS OF THE COMPANY AND AAM ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by the Company and AAM free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company are also available free of charge on the Company’s investor relations website. Copies of documents filed with the SEC by AAM are also available free of charge on AAM’s investor relations website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metaldyne Performance Group Inc.

By:	/s/ Thomas M. Dono, Jr.
Name:	Thomas M. Dono, Jr.
Title:	Executive Vice President, General Counsel and Secretary

Date: April 5, 2017

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